SIGMA LABS

Quality Beyond Inspection™

Going to Market

The Noble Conference

January 2018

John Rice, Chair & CEO


WWW.SIGMALABSINC.COM

Forward Looking Statement

This document including any documents which may be incorporated by reference into it, contains "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are "Forward-Looking Statements" for purposes of these provisions, including any projections of revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All Forward-Looking Statements included in this document are made as of the date hereof and are based on information available to us as of such date. We assume no obligation to update any Forward-Looking Statement. In some cases, Forward-Looking Statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "intends," "believes," "estimates," "potential," or "continue," or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the Forward-Looking Statements contained herein are reasonable, there can be no assurance that such expectations or any of the Forward-Looking Statements will prove to be correct, and actual results could differ materially from those projected or assumed in the Forward-Looking Statements. Future financial condition and results of operations, as well as any Forward-Looking Statements are subject to inherent risks and uncertainties, including any other factors referred to in our press releases and reports filed with the Securities and Exchange Commission ("SEC"). All subsequent Forward-Looking Statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Sigma Labs, Inc.

NASDAQ: SGLB	
Recent Price*	$1.85
Shares Outstanding	4.98 M
Market Cap*	$9.2
52 Wk. Range	$9.20 - $1.40
FY End:	Dec 31

*Data as of 01/21/18



SIGMA LABS

Introduction to Sigma Labs

In-Process-Quality Assurance (IPQA) software products for 3D Metal Manufacturing

IN-PROCESS QUALITY ASSURANCE™ (IPQA®) SOFTWARE

3D METAL PRINTING

MATERIAL & PROCESS ENGINEERING SERVICES

SIGMA LABS

What and why

What is 3D manufacturing in metal and why is it important?

Why is Sigma's **PrintRite3D® 3.0** ***so necessary*** for 3D metal printing to leap from prototyping to production?

Benefits of 3D Advance Manufacturing

Case Studiy

Aerospace Applications and Advantages of using Design for Additive Manufacturing

Honeywell - Engine Mount







Original Design
- Conventional Mfg.

Optimized Design
- Designed for AM
- Reduced weight
- Increased Performance

Optimized Part
- 56% weight reduction

Benefits of 3D Advanced Manufacturing

Case Study

GE AVIATION – FUEL NOZZLE





Optimized Design
- Designed for AM
- Reduced weight 25%
- Part Consolidation 20 into 1
- 5x More Durable

Full Rate AM Production
- 40,000 Nozzles by 2020

Reduced Buy to Fly Time
- Reduced development time by 1 yr
- Dramatically reduced cost

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Benefits of 3D Advanced Manufacturing



3D Metal Industry Problem

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AM manufacturing characteristics:

- Small lots – 10 to 20 on a plate
- High variance in part quality within the same lot
- Same settings can have different quality outcomes, in the same machine and from machine to machine

Traditional Quality Assurance for metal parts

- Based on CNC machines removing metal
- Based on Post-Process statistical analysis
- Metal quality is proven before manufacturing

3D Metal Industry Pain

PAIN: traditional post-process quality methods do not address, improve, or ensure 3D metal high quality in high quantity or in small lot manufacturing…

PRODUCTION RUN YIELDS ARE LOW, INSPECTION COSTS ARE HIGH

Quality needs to be assured for a run of one part, e.g. a new knee.

Quality needs to be assured for volume production like GE's fuel nozzle in multiple runs on multiple AM machines

Metal AM Quality must be assured by inspecting every single part

High yield and economically assured quality will require AM metal manufacturers to inspect each part *while it is being made*

The Solution is Sigma's In-Process Quality Assurance™ (IPQA®)

… Sigma's In-Process Quality Assurance™ (IPQA®) tools, **PrintRite3D®,** monitors and assesses the quality of each part in the AM machine in production layer by layer in real time:

1. Quality requirements are determined and set by the user;
2. Parts that meet those requirements are labeled green;
3. Parts that do not meet the customer's specifications are shown as yellow (beware) or red (out of spec.).

Sigma's IPQA® Suite

Industry's Broadest Portfolio of "Best in Class" real-time Computer Aided Inspection (CAI) software solutions with cutting edge new technologies. PrintRite3D® is the quality control solution that makes tomorrow's precision metal parts possible.

PRINTRITE3D® SENSORPAK™

Multi-sensors and affiliated hardware to collect real-time data on AM processes.

Comprises a set of off-axis and on-axis in-process sensors.

When coupled with PrintRite3D® INSPECT™ or PrintRite3D® CONTOUR™ modules, enables part quality assessment during manufacturing.

Capable of measuring the true in-process state variables associated with an additive manufacturing process.

PRINTRITE3D® INSPECT™

Software for in-process inspection of metallurgical properties.

Uses sensor data and establishes in-process metrics for each metal or alloy during the process.

Provides manufacturing engineers with part quality report based on rigorous statistical analysis of manufacturing process data.

Allows for interrogation of suspect part data and can be used for process improvement and optimization.

PRINTRITE3D® CONTOUR™

Under development

Software for real-time monitoring of in-process part geometry

Layer-by-layer geometry measurement tool.

Provides manufacturing engineers with the capability of comparison of 'as-built' to original digital CAD model 'should be'.

Includes optics, mechanical system and data path to image two-dimensional melted powder.

PRINTRITE3D® ANALYTICS™

Under development

Software for manufacturing intelligence — trend, correlation, exploration.

Software and database that links all critical data over multiple builds, machines, and fabrication sites over time.

Provides management and seamless access to all in-process and post-process data over the entire product life cycle.

How it works

- Sigma Labs and a customer design a qualification program for a part slated for 3D production...
- PrintRite3D® is installed on the AM equipment and the customer performs manufacturing test runs to learn from PrintRite3D® if the AM equipment is consistent in each sector of the manufacturing platform, if there are power variance requirements relating to distance from the platform or density of a section of the part, etc.
- Sigma quality data is compared to post process inspection outcomes, the customer sets the operating parameters for PrintRite3D® to report if metal quality standards are being met as a part is being made.
- Customer enters production mode.

SIGMA LABS

Where is IPQA® headed?

TODAY: PrintRite3D® 3.0 determines if each part is meeting the customers' quality specification in real-time manufacture. We assure quality, we save money, we increase yields. We do that now.

TODAY: PrintRite3D® 3.0 helps customers optimize AM machines for quality and informs if an AM machine has sectors that have different performance traits. This allows machine settings to be varied and to be optimized.

'TOMORROW' (whenever that turns out to be): IPQA® tools must close the loop from IPQA® to the AM machine and signal the AM machine to make adjustments to keep a building part in specification. <u>When that happens the machine will have become the variable, and the parts will have become the constant</u>, no matter how small the lot or how large the number of machines.

We are not aware of any company having closed the loop… Sigma *is* certainly in the hunt for this shiny metal grail of AM's future.

Sigma's Technology Value Proposition

In order for 3D metal manufacturing to leap from the laboratory bench to the production floor, the industry must have the means to assure high quality, part by the part, not lot by lot.

Ergo, the industry will be forced to adopt In-Process Quality Monitoring.

Strive to become an "Intel Inside" the dominant standard in 3D metal printing quality.

SIGMA LABS

Go to Market

Commercializing PrintRite3D®

Market

Market Changes and Timing

Strategies

Sigma Labs 2017 Market Change

Not just for research anymore

Companies that are in 3D metal parts production have bought Sigma's **PrintRite3D® 3.0** to evaluate it for integration into production lines:

Woodward

Siemens

Aeroject Rocketdyne

Solar Turbines (Caterpillar)

Pratt and Whitney

Wohlers Market Overview

Use of 3D technology is surging. Sales reached $1 billion in 2007, jumped to nearly $5.2 billion in 2015 and are **expected to hit $26.5 billion by 2021.**

According to Wohlers Report 2016 - 3D Printing and Additive Manufacturing State of the Industry Annual Worldwide Progress Report**, revenues attributable to 3D manufacturing for metal products was $88.1 million in 2015 up 80.9%. If that growth rate has been sustained, 2017 metal AM revenues would be approaching $300 M.**

Sales of 3D printing are surging as it gains acceptance in demanding industries such as aerospace.


$30 billion
25
20
15
10
5
0
FORECASTS
Products
Services
2010
2012
2014
2016
2018
2020

Source: Wohlers Report 2016

Sigma Labs Target Markets



The 3D Digital Domain
VERTICAL SCALE
Design and Simulation
PrintRite3D® IPQA®
Post Process Inspection
MACHINE OEMs
AEROSPACE & DEFENSE MFGRS.
BIOMEDICAL MFGRS.
POWER GENERATION MFGRS.
AUTOMOTIVE MFGRS.

SIGMA LABS

Commercialization Strategies

- ***"Sigma Inside:"***
  - Negotiate with AM equipment manufacturers (OEMs) to provide full suite of Sigma's bundled software/printer products with their equipment.
  - Work directly with major 3D Metal parts buyers
- Create first to market end-to-end 3D advanced DIGITAL manufacturing ecosystem of digitally deliverable capabilities including:
  - computer aided design and simulation (CAD);
  - computer aided engineering (CAE);
  - computer aided manufacturing (CAM); and
  - computer aided inspection in-process and final (CAI).

2017 Catalysts

Contracts, Events and Milestones

- Honeywell DARPA Period 3 (awarded);
- Aerojet Rocketdyne US Booster Program (awarded);
- Add New End Users to Early Adopter Program;
  - Solar Turbines Division of Caterpillar, Woodward, Aerojet Rocketdyne
- Add New Machine Manufacturers to OEM Partner Program;
  - Additive Industries (agreement signed);
- Install PrintRite3D® into Siemens for evaluation of turbomachinery production;
- Powder material suppliers adopt PrintRite3D® technology;
- Expansion of Contract AM manufacturing services through strategic alliances with Morf3D and Jaguar Precision Machine

SIGMA LABS

Client Growth

Customers of Sigma and its Strategic Alliance partners-Path to Commercialization

Access to Industry Leading Clients at multiple points of entry accelerates growth

BOEING
Together ahead. RUAG
Raytheon
PH
NORTHROP GRUMMAN
MEGGITT
THALES
DSi
WOODWARD
Materialise
ALCOA
Spartacus3D
BendixKing by Honeywell
Solar Turbines A Caterpillar Company
AEROJET ROCKETDYNE
NIST
Additive Industries
SIEMENS
America Makes
GE Energy
PARABILIS
EWI
DARPA
Orbital ATK
GENERAL ATOMICS
Vector Space
DIVERGENT 3D
MILLENNIUM SPACE SYSTEMS
SURREY
Honeywell
GE Aviation
Pratt & Whitney A United Technologies Company
Additive Industries
Los Alamos National Laboratory
Sandia National Laboratories
ONR

IP, Sigma's Potential Barrier to Entry

Intellectual Property & Trade Secrets

Intellectual Property: Patents Trade Secrets & Process Knowhow

- Method patents and process IP with Issued patents and patent filings to protect the Company > decade
- Combination of issued and pending filings represents fundamental methodology for quality inference and closed loop control of 3D Printing:
    - *Method and System for Monitoring AM Processes;*
    - *Multi-Sensor Lagrangian Quality Inference for AM;*
    - *Experts in Real-time Computer-Aided Inspection & Quality Control for 3D Advanced Manufacturing;*
    - *Nine others….*

Tipping Points?

GE's Actions:

- Commence 3D manufacturing of 40,000 fuel nozzles....per year
- Spend >$1 Billion in 2017 Acquiring Arcam and Concept Laser

Wohler's Forecasts:

- Airbus plans to manufacture 30 tons metal parts per month by December 2018.
- HP, Canon, Michelin, Ricoh, Toshiba, Lenovo all planning to offer AM machines; each one has more global marketing span than the existing AM machine manufacturers combined

Sigma's Installs: January 2018 compared to January 2017

Contrasts in scale

- Contrast $88 million industry sales in 2015 or $300 Million in 2017 to the sizes of the industries and companies active in AM…
- Contrast ‘prototype’ dollar volume to production dollar volumes…
- Contrast existing AM install base to the forecasts of third parties…
- Contrast AM microcap companies’ market capitalization to the scale of their markets

About Sigma Labs Inc.

Executive Leadership



John R. Rice
Chair & Interim CEO
40+ years of growing and repairing companies.



Mark J. Cola
Chief Technology Officer
34 years of scientific and executive management of advanced manufacturing technology development for commercial industries and U.S. National Laboratories.



Ron Fisher
VP Business Development
20 years as a distinguished sales and marketing officer as well as a Chief Operating Officer, VP and General Manager, in commercial industries.



Nannette Toups
Chief Financial Officer
20 years of Controller and Chief Financial Officer in technology and energy sectors.



R. Bruce Madigan, Ph.D.
Science Advisor
34 years in research & development at U.S. National Laboratories and Universities

About Sigma

Founded in 2010, Sigma is a software company that specializes in the development and commercialization of real-time computer aided inspection (CAI) solutions known as PrintRite3D® for 3D advanced manufacturing technologies.

Our people, processes and technologies are recognized leaders in disruptive technologies. Our products and services are engineered, manufactured, and qualified for use in highly demanding production environments for the aerospace & defense industries. Sigma's innovative approach to quality control/assurance is a proactive, comprehensive and process-focused methodology that allows prediction with adequate confidence of product conformance to defined acceptance requirements.

Since inception in Sept 2010, Sigma has been able to establish credibility and acceptance within the aerospace & defense community and has become the go-to AM experts for real-time computer aided inspection (CAI) solutions. Sigma is ITAR Certified.

For More Information

Investor Relations

Bret Shapiro

Managing Partner

CORE IR

377 Oak Street

Garden City, NY 11530

Brets@coreir.com

Sigma Labs Inc.

John Rice

Chair and Interim CEO

3900 Paseo del Sol

Santa Fe, NM 87507

505-438-2576

rice@sigmalabsinc.com

SIGMA LABS

Sigma Inside